UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
October 10, 2006
Date of Report (Date of earliest event reported)
Kellogg Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-4171 (Commission File Number)	38-0710690 (IRS Employer Identification No.)

One Kellogg Square Battle Creek, Michigan 49016-3599 (Address of principal executive offices)	49016-3599 (Zip Code)
Registrant’s telephone number, including area code: (269) 961-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
(b) On October 10, 2006, Alan F. Harris, chief marketing and customer officer and executive vice president of Kellogg Company, announced his intention to retire in early 2007. A copy of the press release announcing the foregoing is filed herewith as Exhibit 99.1.

ITEM 9.01(d) EXHIBITS

Exhibit Number	Description

99.1	Press release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KELLOGG COMPANY
Dated: October 10, 2006	By:	/s/ Gary H. Pilnick
		Name:	Gary H. Pilnick
		Title:	Senior Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press release.